UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 16, 2017

PATRIOT NATIONAL BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Connecticut	000-29599	06-1559137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

900 Bedford Street, Stamford, Connecticut 06901

(Address of Principal Executive Offices) (Zip Code)

(203) 324-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.01.	Changes in Registrant’s Certifying Accountants.

The Audit Committee (the “Committee”) of the Board of Directors of Patriot National Bancorp, Inc. (“Patriot” or the “Company”) recently conducted a cost competitive selection process of the Company’s independent public accounting firm for the year ending December 31, 2017. As a result of this process, on May 16, 2017 the Committee approved the appointment of RSM US LLP (“RSM”) as the Company’s independent public accounting firm, contingent upon completion of RSM’s client acceptance procedures, and at the same time approved the dismissal of BDO USA, LLP (“BDO”) as the Company’s independent public accounting firm subsequent to their first quarter 2017 review.

BDO’s reports on the financial statements of Patriot for the years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years ended December 31, 2016 and 2015 and the subsequent interim period through May 16, 2017, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) between BDO and the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to BDO’s satisfaction, would have caused BDO to make reference in connection with its opinion to the subject matter of the disagreement, nor were there any “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), except that for the years ended December 31, 2016 and December 31, 2015, a material weakness existed in the Company’s internal control over financial reporting, as identified and described in management’s assessment of the Company’s internal control over financial reporting as reported on its Form 10-K for the fiscal year ended December 31, 2016.

The Company has provided a copy of the foregoing disclosures to BDO and requested that BDO furnish it with a letter addressed to the Securities and Exchange Commission stating whether BDO agrees with the above statements. A copy of BDO’s letter, dated May 19, 2017, is filed as Exhibit A to this Form 8-K.

Engagement of RSM as the Company’s independent registered public accounting firm for the year ending December 31, 2017 is contingent upon completion of RSM’s customary acceptance procedures. If RSM does not accept retention as the Company’s independent registered public accounting firm, the Company will amend this Form 8-K. During the years ended December 31, 2016 and 2015, and in the subsequent interim period through March 31, 2017, neither the Company nor anyone acting on its behalf has consulted with RSM on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.

Date: May 19, 2017	By:	/s/ Richard A. Muskus, Jr.
Name: Richard A. Muskus, Jr.
Title: President